MAI SYSTEMS CORPORATION
            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          May 21, 1996
TO ALL STOCKHOLDERS:

  NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders of MAI Systems Corporation (the "Company" or "MAI"), a Delaware corporation, will be held at the Sheraton Newport Beach Hotel, 4545 MacArthur Boulevard, Newport Beach, California 92660 on Tuesday, May 21, 1996 at 10:00 a.m., for the following purposes:

  1. To elect four directors to serve for the ensuing year and until their successors are elected.

  2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase from 10,000,000 to 25,000,000 the number of shares of Common Stock which the Company is authorized to issue.

  3. To approve an amendment to the 1993 Employee Stock Option Plan in order to increase the number of shares of Common Stock reserved for issuance thereunder by 182,500 shares to an aggregate of 1,000,000 shares, and to permit the Board of Directors, the Compensation Committee of the Board of Directors or such other Committee as the Board of Directors may designate, to administer the 1993 Employee Stock Option Plan.

  4. To approve the Company's Non-Employee Directors' Stock
Option Plan.

  5. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

  Only stockholders of record at the close of business on April 9, 1996 are entitled to notice of and to vote at the Annual Meeting.

  All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even though he or she has returned a Proxy.

Stanley P. Witkow

Secretary
Irvine, California
April 26, 1996

- ----------------------------------------------------------------
- ----------------------------------------------------------------
                   YOUR VOTE IS IMPORTANT
IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.
- ----------------------------------------------------------------
- ----------------------------------------------------------------

                    MAI SYSTEMS CORPORATION
                        PROXY STATEMENT
          INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed Proxy is solicited on behalf of MAI Systems
Corporation ("MAI" or the "Company") for use at the 1996 Annual
Meeting of Stockholders ("Annual Meeting") to be held Tuesday,
May 21, 1996, at 10:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Sheraton
Newport Beach Hotel, 4545 MacArthur Boulevard, Newport Beach,
California 92660. The Company's principal executive offices are located at 9600 Jeronimo Road, Irvine, California 92718 and its main telephone number is (714) 580-0700. These proxy solicitation materials were mailed on or about April 26, 1996 , to all stockholders entitled to vote at the Annual Meeting.

  RECORD DATE AND OUTSTANDING SHARES

  Stockholders of record at the close of business on April 9, 1996
(the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 6,728,401 shares of the Company's $0.01 par value Common Stock, were outstanding.
The closing price on the American Stock Exchange for the Company's Common Stock on the Record Date, as reported in The Wall Street Journal, was $5.875 per share. The Company was aware of the following beneficial owners of more than 5% of its Common Stock as of the Record Date:


                                     Number         Percentage
 Name and Address                    of Shares      of Class
 Richard S. Ressler                  1,244,791<FN1>   16.9%
   c/o Orchard Capital Corporation
   1999 Avenue of the Stars Suite 1910
   Los Angeles, California 90067

 Bennett S. LeBow <F2>                1,652,433       22.5 %
   c/o Brooke Group, Ltd.
   100 S.E. Second Street, 32nd Floor
   Miami, Florida 33131

 Apollo Advisors., L.P. <F3>          482,751         6.7 %
   Two Manhattanville Road
   Purchase, New York 10577


<F1> Includes 625,000 shares of Common Stock which Mr. Ressler may purchase pursuant to a warrant which is exerciseable in full at this time. See "Certain Transactions with Management." Mr. Ressler purchased 120,000 shares of Common Stock April 19, 1996, increasing his percentage of ownership to 18.6%.

<FN2> Based on information obtained from Amendment No. 5 to Schedule 13D filed with the Securities and Exchange Commission dated February 27, 1996. The Company is informed that Mr. LeBow sold 800,000 shares of Common Stock April 19, 1996, reducing his percentage of ownership to 11.6%.

<FN3> Based on information obtained from Amendments No. 1 to Schedule 13G filed with the Securities and Exchange Commission dated February 13, 1996 by Lion Advisors, LP and AIF II, LP, which are affiliates of Apollo Advisors, LP.

                                  -1-

  REVOCABILITY OF PROXIES

 Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company before the Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

  VOTING AND SOLICITATION

  On all matters other than the election of directors, each share has one vote.

  The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Georgeson & Company Inc. ("Georgeson") to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay Georgeson a fee not to exceed $5,000 for its services and will reimburse Georgeson for certain out-of-pocket expenses estimated to be not more than $10,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

  Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1997 Annual Meeting of Stockholders must be received by the Company no later than January 15, 1997, in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

                           PROPOSAL  I

  ELECTION OF DIRECTORS

  GENERAL

  A board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting (neither of which events is expected), the proxies will be voted for such nominee as shall be designated by the current Board of Directors to fill the vacancy.

  VOTE REQUIRED

  A quorum comprising the holders of the majority of the outstanding shares of Common Stock on the Record Date must be present or represented by proxy for the transaction of business at the Annual Meeting. Each share may vote for up to four director-nominees. Votes may not be cumulated. If a quorum is present, the four nominees receiving the highest number of votes will be elected to the Board of Directors, whether or not such number of votes for any individual represents a majority of the votes cast. Votes withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but have no other effect under Delaware law in the election of directors.

  The term of office of each person elected as a director will continue until the next Annual Meeting or until his successor has been elected and qualified.

  MANAGEMENT RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED
BELOW.

                            NOMINEES

  The names of the nominees, their ages at the Record Date and certain other information about them are set forth below.



 Name of Nominee         Age   Pricipal Occupation       Director Since
 Richard S. Ressler       37   Chief Executive Officer   1995
                               and Chairman of the
                               Board, MAI Systems
                               Corporation; President
                               and Chief Executive
                               Officer, Orchard Capital
                               Corporation, an
                               investment and
                               management consulting
                               firm

George G. Bayz           42    Director, President  and  1995
                               Chief Operating Officer,
                               MAI Systems Corporation

Alan A. Gleicher         43    Vice President, Sales,    1995
                               Intuit Corporation Inc., a
                               financial management
                               products computer
                               software company

Morton O. Schapiro       42    Dean, College of          1995
                               Letters, Arts and
                               Sciences, University of
                               Southern California



  There is no family relationship between any director and any executive officer of the Company.

  Richard S. Ressler was named President and Chief Executive
Officer of the Company in October 1994 and was elected to the Company's Board of Directors in February 1995. In May 1995 he became Chairman of the Board of Directors. Mr. Ressler is President and Chief Executive Officer of Orchard Capital
Corporation ("Orchard"), an investment and consulting firm which he formed in January 1994 for the purpose of providing financial and operational consulting services. From July 1988 until January 1, 1994, Mr. Ressler held various executive positions at Brooke Group, Ltd. ("BGL") and BGL's predecessor company, Brooke Partners, LP. and their various respective subsidiaries and affiliates including Liggett Group, Inc., a tobacco products producer. From July 1990 to April 1993 he was Executive Vice President of BGL. He has been a director of New Valley Corporation since August 1990.

  George G. Bayz was elected President and Chief Operating Officer of the Company in May 1995 and became a director in July 1995. He joined the Company in July 1994 as vice president, sales and marketing. From April 1993 until July 1994, Mr. Bayz was a senior vice president of the Corum Group, Ltd., an investment banking firm specializing in mergers and acquisitions of information technology companies. From January 1992 to March 1993, he was acting president of Blue Sheet, Inc., a start-up on-line information services provider. From February 1989 until its October 1991 sale to Borland International, Inc., Mr. Bayz was Director, Business Development, at Ashton-Tate Corporation, a developer and marketer of microcomputer software.

  Alan A. Gleicher was appointed to the Company's Board of Directors in July 1995. Since December 1993, he has been Vice
President, Sales, of Intuit Inc., a developer and marketer of financial management computer software products. From
September 1990 until its December 1993 acquisition by Intuit, Mr.
Gleicher was president of the personal products division of ChipSoft, Inc.

  Morton O. Schapiro was appointed to the Company's Board of Directors in July 1995. Since, July 1991, he has been a professor of Economics at the University of Southern California, and since July 1994 he has served as the Dean of the College of Letters, Arts and Sciences at the University of Southern
California. Since October 1992, he has been a director of the Griffin Funds, Incorporated, a management subsidiary of Home Savings of America.

EXECUTIVE OFFICERS

  The name, age and title of each executive officer of the Company (other than executive officers who are nominees for director set forth above), business experience for at least the past five years and certain other information concerning each such executive officer has been furnished by the executive officer and is set forth below. Executive officers are elected by the Board of Directors following the annual meeting of the Company's stockholders.



Name (Age)          Title, Business Experience and Other
                    Directorships

W. Brian Kretzmer   Vice President and Chief Financial
      (43)          Officer of the Company; President and Chief Operating
                    Officer, Gaming Systems International
                    ("GSI"), a subsidiary of the Company. Mr.
                    Kretzmer has been Vice President, Chief Financial
                    Officer and Treasurer of the
                    Company since January 1993 and was
                    Controller, North America from July 1991 to
                    December 1992.  He assumed the position of
                    President and Chief Operating Officer of  GSI
                    in August 1995.  Prior to joining the
                    Company, Mr. Kretzmer was Vice President,
                    Chief Financial Officer and Treasurer of ICL,
                    Inc. a provider of retail and midrange
                    computer systems and a subsidiary of
                    International Computers, Ltd., from January
                    1989 to March 1991.

Stanley P. Witkow   Vice President, Corporate and Legal
      (47)          Affairs and Secretary.  Mr. Witkow has been
                    Vice President, Corporate and Legal Affairs,
                    since September 1995.  He joined the Company
                    in July 1994 as Vice President and General
                    Counsel and Secretary.  From March 1993 until
                    its February 1994 sale to SoftKey
                    International, Inc., Mr. Witkow was General
                    Counsel of WordStar International
                    Incorporated, a microcomputer software
                    publisher.  From December 1991 to October
                    1992, Mr. Witkow was assistant to the
                    president of Communication Intelligence
                    Corporation, a developer of pen computer
                    software including handwriting recognition
                    products.  From April 1985 until its October
                    1991 sale to Borland International, Inc., Mr.
                    Witkow was Vice President, General Counsel
                    and Secretary of Ashton-Tate Corporation, a
                    developer and marketer of microcomputer
                    software.


BOARD MEETINGS AND COMMITTEES

  The Board of Directors held two meetings during the year ended December 31, 1995. It also conducted business by written consent. The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a Nominating Committee.

  The Audit Committee currently consists of Messrs. Schapiro (chairman), Gleicher and Ressler. The Audit Committee held one meeting during 1995. The Audit Committee recommends engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and reviewing and evaluating the Company's accounting policies and its system of internal accounting controls.

  The Compensation Committee currently consists of Messrs.
Gleicher (chairman), Ressler and Schapiro.  The Compensation
Committee met twice in 1995. The Compensation Committee reviews and approves the Company's executive compensation policies and administers the Company's employee stock option plan.

  During 1995, each incumbent director attended all of the meetings of the Board of Directors and the committes of which they were members.

  DIRECTOR COMPENSATION

  The Company pays fees of $3,000 per calendar-year quarter to each of its non-employee directors, and $1,000 for each Board or Committee meeting which is attended in person or telephonically.
Additionally, the Company reimburses directors for their reasonable travel expenses to attend meetings.

  In July 1995 the Company adopted, subject to stockholder approval, its Non-Employee Directors Stock Option Plan (the
"Directors' Plan"), which provides for the grant of nonstatutory stock options to non-employee directors. Under the Directors' Plan, each non-employee director who is not the holder of 5% or more of the outstanding shares of the Common Stock is granted a nonstatutory option to purchase
31,250 shares of Common Stock on the date of his or her appointment to the Board.Thereafter, each non-employee director is automatically granted a nonstatutory option to purchase 6,250 shares of Common Stock on the date of each Annual Meeting of Stockholders at which each such non-employee director is re-elected, provided that on such date, he or she has served on the Board of Directors for at least six months. Options granted pursuant to the Directors' Option Plan vest as to 20% of the initial grant six months following the date of grant. The
Directors Plan provides that upon a change of control all options granted pursuant to the Plan shall become immediately exercisable in full. The Directors' Plan provides that the exercise price of the options granted thereunder shall be equal to the fair market value of the Common Stock on the date of grant of the option.
Options granted pursuant to the Directors' Plan have a term of ten years and options granted pursuant to the Directors' Plan may be exercised only while the optionee is a director of the Company or within one year after termination of service as a director.
During the last fiscal year, Messrs. Gleicher and Schapiro were each granted options, subject to stockholder approval, to purchase
31,250 shares of Common Stock at a price of $7.80 per share.
No options became exercisable or were exercised pursuant to the Directors Option Plan in 1995.

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee currently consists of Messrs.
Gleicher, Ressler and Schapiro. The Company has no interlocking relationships or other transactions involving any of its Compensation Committee members that are required to be reported pursuant to applicable Securities and Exchange Commission rules.
One current officer of the Company, Richard S. Ressler, and no former officers of the Company, serves on the Compensation Committee.

  SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date, by each director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group.


                                   Number of Shares     Approximate
       Name                        Beneficially Owned   Percentage Owned
       Richard S. Ressler <F1>     1,244,791         16.7%
       George G. Bayz <F2>         34,250            *
       Alan A. Gleicher            6,250             *
       Morton Schapiro             6,250             *
       W. Brian Kretzmer <F3>      20,833            *
       Stanley P. Witkow <F3>      22,833            *
       All current directors and
       executive officers as a     1,335,207         17.9%
       group ( 6 persons) <F4>

* See notes on following page.



* Less than 1%

<F1>
     Includes a warrant to purchase 625,000 shares of Common Stock held by Mr. Ressler which is exercisable by Mr. Ressler at or within 60 days of Record Date. Mr.Ressler purchased 120,000 shares of Common Stock April 19, 1996 increasing his ownership to 1,364,791 shares (or 18.3%) of Common Stock.
<F2>
     Includes 31,250 shares issuable upon exercise of options held by Mr. Bayz exercisable at or within 60 days of Record Date.
<F3>
     Includes 6,250 shares each issuable upon exercise of options held by Messrs. Gleicher and Schapiro within 60 days of the insert the Record Date.

<F4>
     Includes 20,833 shares issuable upon exercise of options held by Messrs. Kretzmer and Witkow within 60 days of the Record Date.

<F5>
     Includes 697,916 shares issuable upon exercise of options held by executive officers and warrants held by Mr. Ressler exercisable at or within 60 days of the Record Date. Mr. Ressler purchased 120,000 shares of Common Stock April 19, 1996, raising to 1,455,207 shares (or 19.5%) of Common Stock owned by management.

                                 -5-

  EXECUTIVE COMPENSATION
  SUMMARY COMPENSATION TABLE

  The following table shows, as to the Chief Executive Officer and as to each of the other three most highly compensated executive officers during the last fiscal year, information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years.


  SUMMARY COMPENSATION TABLE

                                         Other
Name                                     Annual     Securities All Other
and Principal                            Compen-    Underlying Compen-
Position      Year Salary($)  Bonus$<F1> sation($)  Options(#) sation($)<F2>

Richard S.      1995   $240,000 $0         $0           0            $0
Ressler<F3>     1994   94,601   0          0            625,000<FN4> 0
 Chairman       1993   N/A      N/A        N/A          N/A          N/A
 of the
 Board,Chief
 Executive
 Officer

George G. Bayz  1995   $172,000  $44,200    $0         93,750      $180
 President      1994   76,923    0          0           0          0
 and Chief      1993   N/A       N/A        N/A         N/A        N/A
 Operating
 Officer

W. Brian        1995   $172,000  $23,580    $0        62,500      $180
Kretzmer        1994   172,000   0          0            0          0
 Vice           1993   180,389   67,503<F5> N/A          0         N/A
 President and
 Chief
 Financial
 Officer

Stanley P.      1995   $172,00  $24,000   $0          62,500       $180
Witkow          1994   76,923   0          0            0            0
 Vice           1993   N/A      N/A        N/A         N/A          N/A
 President,
 Corporate
 and Legal
 Affairs


<F1>  Amounts stated include bonus amounts earned in fiscal
      1995 by executive officers and paid in fiscal 1996.

<F2>  Amounts stated reflect contributions made by the Company to such executive officer's account under the Company's 401(k)
      Plan.

<F3>  Mr. Ressler is an employee of Orchard Capital
      Corporation, which provides his services through a consulting agreement between it and the Company.

<F4>  Warrant issued to Orchard Capital Corporation (and transferred to
      Mr. Ressler) in connection with the agreement pursuant to which it supplies the services of Mr. Ressler. See, "Certain
      Transactions with Managements."

<F5>  Amounts stated includes bonus amount earned in fiscal
      1993 by Mr. Kretzmer and paid in fiscal 1994.


  OPTIONS GRANTED IN LAST FISCAL YEAR

  The following table sets forth certain information regarding grants of stock options made during the fiscal year ended
December 31, 1995 to the Company's executive officers named in the Summary Compensation Table:

  OPTION GRANTS IN LAST FISCAL YEAR




                                                    Potential
                     % of                           Realizable Value at
          Number of  Total                          Assumed Annual Rates
         Securities  Options                        of Stock Price
         Underlying  Granted to  Exercise           Appreciation
            Options  Employees   Price              for Option Term <F1>
            Granted  in Fiscal  ($/sh)   Expiration ---------------
Name           #<F2>    Year    <F3><F4>   Date       5%($)    10%($)

Richard S.      None    N/A      N/A       N/A      N/A      N/A
Ressler

George G. Bayz  62,500  10.6%    $1.65     3/7/05   $64,651  $164,030
                31,250  5.3      2.60      4/19/05   51,098   129,492

W. Brian        62,500  10.6     1.65      3/7/05    64,651   164,030
Kretzmer

Stanley P.      62,500  10.6     1.65      3/7/05    64,651   164,030
Witkow

*See notes on following page.
                                  -6-



  <F1> Potential realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not represent an estimate by the Company of future stock price growth.

  <F2> All stock options granted in fiscal 1995 have ten year terms and become exercisable with respect to 33-1/3% of the shares covered thereby on the anniversary of the date of grant, with full vesting occurring three years following the date of grant. See "Employment Contracts and Change of Control Agreements" for provisions regarding acceleration of the vesting of options under certain circumstances.

  <F3> Options were granted at an exercise price equal to the fair market value of the Common Stock, as determined by reference to the closing price on the date of grant reported on the Nasdaq Electronic Bulletin Board and, after the Common Stock was listed on the American Stock Exchange (the "AMEX"), on the AMEX.

  <F4> The exercise price and tax withholding obligations may be paid in cash and, subject to certain conditions or restrictions, by delivery of already-owned shares or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.



  AGGREGATED OPTION EXERCISES IN LAST YEAR AND FISCAL YEAR
  END OPTION VALUES

  No options were exercised by any of the executive officers during the year ended December 31, 1995. The value of the options held at the end of the fiscal year are set forth in the following table:

VALUE OF UNEXERCISED STOCK OPTIONS AT END OF YEAR


                  Number of
                  Securities Underlying      Value of Unexercised
                  Unexercised Options at     In-the-Money Options
                  Fiscal Year-End (#)        at Fiscal Year-End ($)<F1>
                  Exercisable/Unexercisable  Exercisable/Unexercisable
Name                 --------------------    ---------------------
Richard S. Ressler<F2>  625,000     0            $3,031,250    N/A
George G. Bayz          0           93,750       0.00          $448,438
W. Brian Kretzmer       0           62,500       0.00          318,750
Stanley P. Witkow       0           62,500       0.00          318,750


  <F1> Market value of underlying securities at fiscal year end
      ($6.75 per share), minus the exercise price.
  <F2> Represents Mr. Ressler's warrant to purchase up to 625,000 shares of Common Stock at 1.90 per share.

  EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

  The Company currently has no employment contracts with any of the Company's executive officers named in the Summary Compensation Table above (but it does have a consulting agreement with Orchard Capital Corporation which supplies the services of Richard S. Ressler, its Chairman and Chief Executive Officer.
See "--Certain Transactions with Management"). The Company's 1993 Employee Stock Option Plan provides that upon a change of control all options granted pursuant to the plan shall become immediately exercisable in full. See "Proposal III-Amendment to 1993 Employee Stock Option Plan Change of Control Provisions".

  CERTAIN TRANSACTIONS WITH MANAGEMENT

  The services of Richard S. Ressler, Chairman and Chief
Executive Officer of the Company, are provided pursuant to an agreement with Orchard Capital Corporation ("Orchard"), which is his employer. Pursuant to that agreement (which expires in August 1996), Orchard agreed to provide Mr. Ressler's services on a non-exclusive basis. Orchard is paid $20,000 per month during the term of the agreement. Additionally, Orchard became entitled to a bonus of $1,187,500 (payable in cash or freely transferable Common Stock at the Company's option) when the trading price of the Company's Common Stock exceeded $4.00 for twenty consecutive trading days any time on or after January 1, 1996. Additionally, Orchard was granted a warrant (which warrant Orchard transferred to Mr. Ressler) to purchase up to 625,000 shares of the Company's Common Stock at $1.90 per share. The warrant is currently exercisable as to all shares and expires August 14, 1999.

  REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

  GENERAL

     From April 12, 1993 to January 27, 1994, the Company conducted its corporate governance and business affairs, including matters relating to executive compensation, subject to the supervision and approval of the United States Bankruptcy Court in connection with the Company's bankruptcy proceedings under Chapter 11 of the Bankruptcy Act. The policy of the Company regarding the compensation of its executive officers, which was disclosed in the First Amended Disclosure Statement dated as of October 19, 1993, was to maintain a total compensation program which would retain the services of key executives and (a) assure the availability of their skills for the benefit of the Company, (b) secure to the Company freedom from competition by such persons within reasonable and lawful limits and (c) provide appropriate base compensation, benefits and financial incentives through bonus, severance and other employment-related programs. Since emerging from bankruptcy proceedings, the Compensation Committee of the Board of Directors recommends, subject to the Board's approval, executive compensation, including the compensation of the Chief Executive Officer. The Compensation Committee also determines and approves stock option grants for all employees, including the Chief Executive Officer. The Committee currently comprises two independent, non-employee directors, and one officer/director, whose services are provided pursuant to a consulting agreement with his employer (see "Executive Compensation-Certain Transactions with Management").


  COMPENSATION PHILOSOPHY

  The Company operates in the highly competitive and rapidly changing high technology industry. The goals of the Company's compensation program are to align compensation with the Company's overall business objectives and performance, to foster teamwork and to enable the Company to attract, retain and reward employees who contribute to its long-term success. The Committee also seeks to establish compensation policies that allow the Company flexibility to respond to changes in its business environment.

  COMPENSATION COMPONENTS

  Compensation for the Company's executive officers generally consists of salary, annual incentive and stock option awards. The Committee assesses past performance and anticipated future contribution of each executive officer in establishing the total amount and mix of each element of compensation.

  Salary. The salaries of the executive officers, other than the Chief Executive Officer, are determined annually by the Compensation Committee with reference to salaries paid to executives with similar responsibilities at comparable companies, primarily in the high technology industry. The peer group for each executive officer is composed of executives whose responsibilities are similar in scope and content. The Company seeks to set executive compensation levels that are competitive with the average levels of peer group compensation.

  Annual Incentive. The Committee annually reviews and approves an executive compensation plan. A target, expressed as a percentage of salary, is established for each officer, based on the scope of his or her responsibility. For 1995, the targets for executive officers ranged from 30% to 50% of salary. The actual payment is computed as a percentage of that target based on the Company's performance in achieving specified objectives, and the individual performance of executives.In 1995, incentive compensation was apportioned between company performance (65%) and individual and business unit performance
(35%).
                                 -8-

Stock Options. Stock option awards are designed to align the interests of executives with the long-term interests of the stockholders. The Committee approves option grants subject to vesting periods (usually over a three-year period) to retain executives and encourage sustained contributions. The exercise price of options is the market price on the date of grant.

  The Company is subject to Section 162(m) of the Internal
Revenue Code, adopted in 1993, which limits the deductibility of certain compensation payments to its officers. The Company does not have a policy requiring the Committee to qualify all compensation for deductibility under this provision.

  The Company does not currently have any non-deductible compensation plans. The Company believes that any compensation expense incurred in connection with the exercise of stock options granted under its 1993 Employee Stock Option Plan will continue to be deductible as performance-based compensation.



  COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Mr. Ressler's services as Chief Executive Officer are provided pursuant to a consulting agreement dated August 15, 1994 with Orchard Capital Corporation, Mr. Ressler's employer.
Pursuant to that agreement, Orchard is paid $20,000 per month up through and including August 15, 1996, for Mr. Ressler's services. Orchard also became entitled to bonus compensation of $1,187,500 when the closing price of MAI's Common Stock exceeded
$4.00 per share for twenty consecutive days the last of which occurred January 2, 1996. Finally, Orchard was issued a warrant to purchase up to 625,000 shares ofCommon Stock at $1.90 (which it then transferred to Mr.Ressler). The warrant is fully exercisable.

     In evaluating the proposed agreement between Orchard and the Company, the Compensation Committee commissioned a report of an independent compensation consulting organization which considered, among other things, compensation for senior executives in turn-around companies and concluded that the compensation arrangement was fair and reasonable and in the best interests of the Company.

     Other than reimbursement for reasonable expenses incurred in connection with the services it renders to the Company, neither Orchard nor Mr. Ressler receive any other compensation from the Company, and Mr. Ressler is not eligible to participate in the 1993 Employee Stock Option Plan or the Non-Employee Directors' Stock Option Plan.

  COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934 as amended
  (the "Exchange Act") requires the Company's officers (as defined in Rule 16a-1(f), directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section
  16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all filing requirements applicable to its officers, directors and 10% stockholders were complied with during the fiscal year ended December 31, 1995.

  PERFORMANCE GRAPH

  Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the S&P 500
Index and the S&P Computer Systems Index for the period commencing April 1, 1994 (the month during which the Company first issued shares of its new Common Stock pursuant to its Chapter 11 Plan of Reorganization) and ending December 31, 1995.
The information contained in the performance graph shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1993 as amended (the "Securities
Act"), except to the extent that the Company specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.
                                  -9-


COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG MAI SYSTEMS CORPORATION, THE S&P 500 INDEX
AND THE S&P COMPUTER SOFTWARE & SERVICES INDEX<F1>

                                             Cumulative Total Return
                                            _________________________

                                          4/8/94   12/31/94   12/31/95

MAI Systems Corporation ("NOW")             100     1176      3971
S & P 500 ("I500")                          100     105       145
S & P Cmptr Software & Services ("ICSF")    100     120       169


<F1> Assumes $100 invested on April 8, 1994 in the Company's stock or on March 31, 1994 in the applicable index, assuming reinvestment of dividends. Fiscal year endings shown above on December 31.





                             PROPOSAL II


  AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

  GENERAL

  By resolution adopted March 8, 1996, the Board of Directors proposed the adoption of an amendment to the Amended and Restated
Certificate of Incorporation of the Company pursuant to which the number of authorized shares of Common Stock would be increased from 10,000,000 to 25,000,000, and the Board directed that the proposed amendment be submitted for adoption by the stockholders at the Annual Meeting.


  If the stockholders approve the amendment, the Certificate of Incorporation will be amended as proposed by the Board and the number of authorized shares of Common Stock will be increased to 25,000,000.
                                -10-

  The Company is currently authorized to issue 10,000,000
shares of Common Stock. As of January 31, 1996, 6,703,332 were issued and outstanding, an additional 1,125,000 shares were reserved for issuance upon exercise of stock options under the Company's stock option plans (including 1,000,000 shares which are reserved for issuance pursuant to options granted under the Company's 1993 Stock Option Plan, see "Proposal III- Ammendment to the 1993
Employee Stock Option Plan", and 125,000 shares which are reserved for issuance pursuant to options granted under the Company's Non-Employee Directors' Stock Option Plan, see "Proposal IV-Approval of Non-
Employee Directors' Stock Option Plan") and 656,250 shares reserved for issuance upon exercise of certain warrants issued by the Company. Except for the issuance of these reserved shares, the Company does not now have any present understanding or agreement to issue additional shares.

  PURPOSES FOR INCREASING NUMBER OF AUTHORIZED SHARES

  Although currently authorized shares are sufficient to meet all known present requirements, the Board believes that it is desirable that the Company have the flexibility to issue additional shares without further stockholder action. In particular, the Company continuously evaluates products and technologies for acquisition including acquisitions payable in whole or in part in Common Stock. In addition, the availability of additional shares of Common Stock will enhance the Company's flexibility in connection with possible future actions such as stock dividends, stock splits, financings, employee benefit programs, acquisitions of property, corporate mergers, the possible funding of new product programs or businesses or for other corporate purposes. Authorized shares of Common Stock in excess of those shares outstanding also could be used to make more difficult a change in control of the Company. The Board will determine whether, when and on what terms the issuance of Common Stock may be warranted in connection with any of the foregoing purposes.

  POTENTIAL IMPACT OF ADDITIONAL AUTHORIZED SHARES.

  If the proposed amendment is approved, all or any of the authorized shares of Common Stock may be issued in the future for such corporate purposes and such consideration as the Board of Directors deems advisable from time to time, without further action by the stockholders and without first offering such shares to the stockholders for subscription. The issuance of shares otherwise than on a pro rata basis to all current stockholders would reduce the current stockholders' proportionate interests in the Company and could therefore be dilutive to the financial and voting interests of current stockholders. However, in any such event, stockholders wishing to maintain their interests may be able to do so through normal market purchases. The Company does not believe that the issuance of authorized, unissued Common Stock will have any other effect on the rights of holders of Common Stock.

  VOTE REQUIRED

 The amendment, as described above, requires the affirmative vote of the holders of not less than a majority of the Common
Stock and entitled to vote at the Annual Meeting ("Votes Cast") under Delaware Law. Votes against the proposal will be counted only for the purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. An abstention will have the same effect as a vote against Proposal II. A broker non-vote will be counted for purposes of determining whether a quorum is present, but will have the effect of a negative vote.

MANAGEMENT RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE
CERTIFICATE OF INCORPORATION.

                        PROPOSAL III

  AMENDMENT TO 1993 EMPLOYEE STOCK OPTION PLAN

GENERAL

  At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1993 Employee Stock Option Plan (the "1993 Option Plan"), in order to increase the number of shares reserved for issuance thereunder to 1,000,000 shares of Common Stock. Currently the 1993 Option Plan provides for the reservation of shares for issuance pursuant to options granted under the 1993 Stock Option Plan pursuant to a formula based on the number of shares of Common Stock which the Company issues pursuant to its Chapter 11 Plan of Reorganization. The Company estimates that the number of shares which would be reserved pursuant to such formula would be approximately 817,500 shares. Additionally, at the Annual Meeting, the stockholders are being asked to approve an amendment to the 1993 Option Plan to allow the Board of Directors, the Compensation Committee or such other committee as the Board may designate to administer the 1993 Option Plan.

  At the Record Date, 773,336 shares of Common Stock were available for issuance under the 1993 Option Plan (exclusive of the increase in shares subject to stockholder approval at this Annual Meeting). In addition, at the Record Date, options to purchase 544,877 were outstanding and 43,664 had been purchased pursuant to the exercise of options granted under the 1993 Option Plan at an average exercise price per share of $1.65.

  The 1993 Option Plan is structured to allow the Compensation Committee or other authorized committee designated by the Board of Directors broad discretion in determining the participants and the extent of their participation in the 1993 Option Plan for the purposes of attracting, retaining and motivating the best available talent for the successful conduct of the Company's business. The Board of Directors believes the remaining shares under the 1993 Option Plan may be insufficient to accomplish these purposes. Therefore, the Board is proposing the increase to the shares reserved under the 1993 Option Plan discussed herein.

  The 1993 Option Plan is currently administered by the Compensation Committee of the Board of Directors (or any other committee designated by the Board of Directors) which is authorized to grant incentive and nonstatutory Options. The provisions of these options are outlined below. The proposed amendment to the 1993 Option Plan will permit the Board of Directors to administer the 1993 Option Plan, in addition to the Compensation Committee or such other committee as the Board shall direct. Under the proposed amendment, members of the Board who are eligible employees will be permitted to participate in the 1993 Option
Plan, but may not vote on any matter affecting the administration of the 1993 Option Plan or the grant of any option or other award pursuant to the 1993 Option Plan. Further, administration of the 1993 Option Plan with respect to the participants who are subject to the provisions of Section 16(B) of the Exchange Act shall be by persons who are disinterested persons within the meaning of Rule 16B-3 of the Exchange Act and who are outside Directors, within the meaning of the proposed Treasury regulations issued pursuant to Section 162(m) of the Internal Revenue Code.

  Summary of the 1993 Option Plan

  The essential features of the 1993 Option Plan are outlined below.

  PURPOSE

  The purpose of the 1993 Option Plan is to advance the interests of the Company and its stockholders by providing significant incentives to selected officers and key employees of the Company who contribute and are expected to contribute to the success of the Company.

  ELIGIBILITY

  Key employees whom the Compensation Committee or other committee designated by the Board of Directors to administer the 1993 Option Plan deems to be of special importance to the growth and success of the Company are eligible participants in the plan.
Non-employees may not participate in the 1993 Option Plan.

  ADMINISTRATION

  The 1993 Option Plan is administered by the Compensation Committee of the Board of Directors or such other committee (both of which are referred to herein as the "Committee") as may be appointed by the Board of Directors of the Company, which committee shall consist of not less than two members, all of whom are members of the Board of Directors and "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1994, as amended. Members of the Committee shall not be eligible to participate in the Plan. The Committee shall have full and final authority (i) to interpret the 1993 Option Plan and option agreements promulgated thereunder; (ii) establish rules and regulations concerning the 1993 Option Plan, (iii) make all determinations necessary or advisable for the administration of the 1993 Option Plan; and (iv) correct defects or inconsistencies between any option agreements and the 1993 Option Plan. Committee members receive no additional compensation for their services in connection with the 1993 Option Plan, but do receive the fee of $1,000 for every Compensation Committee meeting they attend. See "Election of Directors-Director Compensation."

  OPTIONS

  The 1993 Option Plan permits the granting of non-transferable options that either are intended to qualify as incentive stock options ("ISOs") or are not intended to so qualify ("NSOs").

  The exercise price of each ISO may not be less than the higher of the par value or 100% of the fair market value of the shares of Common Stock subject to the option on the date the option is granted. The exercise price of each NSO shall be the amount determined by the Committee, provided that such amount shall not be less than the higher of par value or 85% of the fair market value of the shares of Common Stock subject to the option on the date the option is granted. To date the Company has granted only NSO's and the Company has not granted Options at exercise prices less than fair market value on the date of grant.

  No ISO may be granted to any holder of ten percent or more of the total combined voting power of all classes of stock of the Company unless at the time of the grant of such option, the exercise price is equal to or greater than 110% of the fair market value of the shares of Common Stock subject to the option.

  To the extent that the aggregate fair market value of the Common Stock with respect to which ISO's are exercisable for the first time by an optionee during any calendar year exceeds
$100,000, such options shall be treated as NSOs.

  The term of each option will be fixed by the Committee but may not exceed ten years from the date of grant (or five years in the case of optionees who own 10% or more of the Common Stock).

  The exercise price of options granted under the 1993 Option Plan, including applicable withholding, must be paid in full by cash, certified check or Common Stock with a fair market value on the exercise date equal to the aggregate exercise price of the options. The Committee has authorized as payment the delivery of a properly executed exercise notice and irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price. The Committee may also authorize payment by any combination of the foregoing methods.

  Under the 1993 Option Plan, in the event of termination of an optionee's employment other than for cause, an option must be exercised within three months following termination of employment or the date of expiration of the option, whichever occurs first, unless the option agreement provides otherwise. In the event an optionee dies while he is an employee of the Company or during the three-month period following his termination, the period within which the option must be exercised is one year from the date of death, unless the option agreement provides otherwise.
In the event of termination for cause, any option theretofore granted to such employee shall expire and cease to be exercisable on the date notice of such termination is delivered to the optionee.

  Options granted pursuant to the 1993 Stock Option Plan become immediately exercisable without any further action upon the occurrence of a "change of control" as that term is defined in the plan.

  The granting of options under the 1993 Option Plan by the Committee is subjective and is dependent upon, among other things, an employee's individual performance. Therefore, future option grants to executive officers or employees under the 1993 Option Plan are not determinable. See"Participation in the 1993 Option Plan."


  ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS AND OTHER EVENTS

  The Committee is authorized to make appropriate adjustments in connection with outstanding awards under the 1993 Option Plan to reflect stock dividends, stock splits and similar events.

  AMENDMENT AND TERMINATION

  The Board may amend, alter, or discontinue the 1993 Option Plan at any time, but such amendment, alteration or discontinuation shall not adversely affect any option then outstanding without the participant's consent. Subject to the specific terms of the 1993 Option Plan described above, the Committee may accelerate any award or option or waive any conditions or restrictions pertaining to such award or option at any time.

  In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act or Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (or any other applicable law or regulation), the Company shall obtain stockholder approval of any 1993 Option Plan amendment in such a manner and to such a degree as required.

  CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

  The following is only a brief summary of the effect of federal income taxation upon the recipient and the Company under the 1993 Option Plan based upon the Code. This summary does not purport to be complete and does not discuss the income tax laws of any municipality, state or country outside the United States in which an optionee may reside.

  INCENTIVE STOCK OPTIONS

  If an option granted under the 1993 Option plan is an ISO, the optionee will recognize no income upon grant of the ISO and will incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after the grant of the ISO and one year after the exercise by the optionee, any gain (or loss) will be treated as long-term capital gain (or loss). If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain (or loss) recognized on such a premature disposition of the shares inexcess of the amount treated as ordinary income will be characterized as a capital gain (or loss).

  NON-STATUTORY STOCK OPTIONS

  All options that do not qualify as ISOs are taxed as NSOs. An optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon the exercise of an NSO, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the option price.


The income recognized by an optionee who is also an employee of the Company will be subject to withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an NSO subject to reasonableness.

  PARTICIPATION IN THE 1993 OPTION PLAN

  The grant of options under the 1993 Option Plan to employees is subject to the discretion of the Committee. As of the date of this proxy statement, there has been no determination by the Board with respect to future awards under the 1993 Option Plan. Accordingly, future awards are not determinable. Non-employee directors are not eligible to participate in the 1993 Option Plan.
The following table sets forth information with respect to the grant of options to the Named Officers, to all current executive officers as a group and to all other employees as a group during the last fiscal year:

  PLAN BENEFITS
  1993 OPTION PLAN



  PLAN BENEFITS
  1993 OPTION PLAN
                            Securities
                            Underlying       Weighted
                            Options          Average Exercise
    Name of Individual      Granted (#)      Price Per Share ($/sh)
    Richard S. Ressler      N/A              N/A
    Chairman and Chief
    Executive Officer,

   George G. Bayz          93,750           $1.96
    President and Chief
    Operating Officer,

   W. Brian Kretzmer        62,500           1.65
    Vice President and Chief
    Financial Officer,

   Stanley P. Witkow        62,500           1.65
    Vice President,
    Corporate and Legal
    Affairs,

   All current executive    218,750          1.79
    officers as a group (3
    officers)

   All other employees      369,791          2.27
    as a group


  REQUIRED VOTE AND RECOMMENDATION

  Amendments of the 1993 Option Plan, as described above, requires the affirmative vote of the holders of not less than a majority of the Votes Cast Common Stock under Delaware Law. Votes that are cast against the proposal will be counted only for the purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. An abstention will have the same effect as a vote against this Proposal III. Broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted as a Vote Cast.

  MANAGEMENT RECOMMENDS A VOTE "FOR" THE AMENDMENTS TO THE 1993
  STOCK OPTION PLAN.

                           PROPOSAL IV

           APPROVAL OF NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

  GENERAL

  At the Annual Meeting, the stockholders are being asked to approve the Company's Non-Employee Directors' Stock Option Plan
(the "Directors' Plan") and options which have been granted pursuant to the Directors Plan subject to stockholder approval.
Until adoption of the Directors' Plan by the Board of Directors, only employees of the Company were eligible to receive stock options to purchase the Company's Common Stock. Under the Directors' Plan, certain directors who are not employees of the Company or any affiliate of the Company ("Non-Employee Directors") are eligible to receive stock options.


 SUMMARY OF THE DIRECTORS' PLAN

  PURPOSE

  The Board believes that the success of the Company depends in part on its ability to attract and retain directors with relevant beneficial experience who are motivated to exert their best efforts on behalf of the Company. The Board believes that a program that permits the grant of stock options to Non-Employee Directors promotes the long-term financial success of the Company by further aligning the interests of the Non-Employee Directors with the interests of the Company and its stockholders.

  ELIGIBILITY

  Only those directors of the Company who are not employees of the Company and who are not holders, directly or indirectly, of ten percent or more of the combined voting power of the Company are eligible to participate in the Directors' Plan.

  ADMINISTRATION

  The Directors' Plan is administered by the Board of Directors or a committee of not less than two members of the Board who are appointed to administer the Directors' Plan (the "Committee"). Subject to the provisions of the Directors' Plan, the Committee may prescribe, amend and rescind rules and regulations relating to the Directors' Plan and make all other determinations necessary or advisable for the administration of the Directors' Plan. Notwithstanding the foregoing, the Committee may not take any action which affects the number, term, vesting or exercise price of the options granted pursuant to the Directors' Plan.

  OPTIONS

  The Directors' Plan provides for the issuance of NSOs. The per share exercise price for an option under the Directors' Plan is equal to 100% of the fair market value on the date of grant.

  The number of shares of Common Stock reserved for issuance pursuant to the Directors' Plan is 625,000 and may not be increased without stockholder approval. The Directors' Plan provides each Non-Employee Director who is elected or appointed and duly qualified, be granted automatically without action by the Committee a one-time option to purchase 31,250 shares of Common Stock. The option vests in five equal installments, the first of which occurs on the six-month anniversary of the Non-Employee Director's election or appointment to the Board, and thereafter on the date of each successive re-election to another term. Additionally, commencing on his or her first re-election to the Board occurring more than six months after his or her initial appointment or election to the Board and annually thereafter, such Director shall be granted automatically, without action by the Committee, an option to purchase 6,250 shares, which shall become exercisable in full upon his or her re-election to the Board three years hence.

  Options granted pursuant to the 1993 Directors' Plan become immediately exercisable without any further action upon the occurence of a "change of control" as that term is defined in the plan. The term of each option will be fixed by the Committee but may not exceed ten years from the date of grant.

  The exercise price of options granted under the Directors'
Plan, including applicable tax withholding, must be paid in full by cash, certified check or Common Stock with a fair market value on the exercise date equal to the aggregate exercise price of the options. The Committee has authorized as payment the delivery of a properly executed exercise notice and irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price. The
Committee may also authorize payment by any combination of the foregoing methods.

  Under the Director' Plan, upon resignation or expiration of a director's term of office, all vested options must be exercised within one year following resignation or expiration of the director's term or the date of expiration of the option, whichever occurs first.

  ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS AND OTHER EVENTS

  The Committee is authorized to make appropriate adjustments in connection with outstanding awards under the Directors' Plan to reflect stock dividends, stock splits and similar events.

  AMENDMENT AND TERMINATION

  The Board may amend, alter, or discontinue the Directors' Plan at any time, but such amendment, alteration or discontinuation shall not adversely affect any option then outstanding without the participant's consent.

  In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Directors' Plan amendment in such a manner and to such a degree as required.

  CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

  The following is only a brief summary of the effect of federal income taxation upon the recipient and the Company under the Directors' Plan based upon the Code. This summary does not purport to be complete and does not discuss the income tax laws of any municipality, state or country outside the United States in which an optionee may reside.

  The options granted pursuant to the Directors' Plan are NSOs. An optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon the exercise of an NSO, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the option price.

 Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss).


  REQUIRED VOTE AND RECOMMENDATION

  The Directors' Plan, as described above, requires the affirmative vote of the holders of not less than a majority of the Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting ("Votes Cast") under Delaware Law.
Votes that are cast against the proposal will be counted only for the purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. An abstention will have the same effect as a vote against this Proposal IV. Broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted as a Vote Cast.

  MANAGEMENT RECOMMENDS A VOTE "FOR" THE NON-EMPLOYEE DIRECTORS'PLAN.

  NOTICE OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has selected KPMG Peat Marwick , LLP, independent auditors, to audit the consolidated financial statements for the fiscal year ending December 31, 1996. KPMG Peat Marwick has served as the Company's independent auditors since the Company's inception. Notwithstanding the selection, the Board, in its discretion, may direct appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interests of the Company and its stockholders. Representatives of KPMG Peat Marwick, LLP are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions.

OTHER MATTERS

  The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.



Dated:  April 26, 1996

                                   THE BOARD OF DIRECTORS


                                   _______________________________
                                   MAI Systems Corporation
                                   9600 Jeronimo Road
                                   Irvine, CA 92718